UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: April 30, 2015

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

FORM N-Q

APRIL 30, 2015

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 47.1%
CONSUMER DISCRETIONARY - 4.3%
Automobiles - 0.1%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	240,000		$265,500
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	300,000		319,089

Total Automobiles					584,589

Diversified Consumer Services - 0.1%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	167,299	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	300,000	GBP	514,451

Total Diversified Consumer Services					681,750

Hotels, Restaurants & Leisure - 0.5%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	610,000		632,875	(b)
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	140,000		124,600	(b)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	210,000		223,125	(b)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	780,000		826,800
MGM Resorts International, Senior Notes	6.625%	12/15/21	260,000		279,500

Total Hotels, Restaurants & Leisure					2,086,900

Household Durables - 0.1%
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	240,000		251,400

Internet & Catalog Retail - 0.2%
Netflix Inc., Senior Notes	5.875%	2/15/25	810,000		866,700	(b)

Media - 2.3%
American Media Inc., Senior Secured Notes	11.500%	12/15/17	1,500,000		1,582,500
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	420,000		413,700	(b)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	790,000		895,662
DISH DBS Corp., Senior Notes	5.875%	11/15/24	780,000		770,250
MediaNews Group Inc.	12.000%	12/31/18	1,900,000		1,900,000	(c)
Numericable-SFR, Senior Secured Bonds	6.000%	5/15/22	400,000		410,250	(b)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	110,000	EUR	148,525	(b)(d)
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	656,000	EUR	821,548	(b)
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	1,020,000		1,030,200	(b)
Virgin Media Finance PLC, Senior Notes	7.000%	4/15/23	1,310,000	GBP	2,181,772	(a)

Total Media					10,154,407

Multiline Retail - 0.1%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	520,000		561,600	(b)(d)

Specialty Retail - 0.8%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	290,000	GBP	493,297	(b)
AA Bond Co., Ltd., Senior Secured Notes	6.269%	7/31/25	1,200,000	GBP	2,273,267	(a)
Group 1 Automotive Inc., Senior Notes	5.000%	6/1/22	160,000		161,600	(b)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	600,000		474,000	(b)

Total Specialty Retail					3,402,164

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Textiles, Apparel & Luxury Goods - 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	390,000	$354,900	(b)

TOTAL CONSUMER DISCRETIONARY				18,944,410

CONSUMER STAPLES - 1.4%
Beverages - 0.6%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,600,000	1,568,000	(b)
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	520,000	552,500
DS Services of America Inc., Secured Notes	10.000%	9/1/21	350,000	413,000	(b)

Total Beverages				2,533,500

Food & Staples Retailing - 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,050,000	1,051,313	(b)
Family Tree Escrow LLC, Senior Notes	5.250%	3/1/20	240,000	252,600	(b)
Family Tree Escrow LLC, Senior Notes	5.750%	3/1/23	90,000	94,950	(b)

Total Food & Staples Retailing				1,398,863

Food Products - 0.5%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	330,000	338,250	(b)
H.J. Heinz Co., Secured Notes	4.875%	2/15/25	820,000	897,490	(b)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	390,000	391,950	(b)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	330,000	321,750	(b)
Virgolino de Oliveira Finance SA, Senior Secured Notes	10.875%	1/13/20	1,410,000	170,962	(b)(e)

Total Food Products				2,120,402

TOTAL CONSUMER STAPLES				6,052,765

ENERGY - 11.4%
Energy Equipment & Services - 1.6%
CGG, Senior Notes	7.750%	5/15/17	105,000	103,425
CGG, Senior Notes	6.500%	6/1/21	1,500,000	1,222,500
Exterran Holdings Inc., Senior Notes	7.250%	12/1/18	600,000	616,500
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	920,000	731,400
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	270,000	83,025	(b)(f)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	290,000	87,725	(b)(f)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,370,000	1,181,625	(b)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	990,000	663,300
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	550,000	468,875	(b)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	320,000	272,000
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,950,000	1,452,750	(b)

Total Energy Equipment & Services				6,883,125

Oil, Gas & Consumable Fuels - 9.8%
Antero Resources Corp., Senior Notes	5.125%	12/1/22	300,000	300,000
Approach Resources Inc., Senior Notes	7.000%	6/15/21	270,000	245,025
Arch Coal Inc., Senior Notes	7.000%	6/15/19	570,000	128,250
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	420,000	438,900	(b)
California Resources Corp., Senior Notes	6.000%	11/15/24	390,000	368,550
Carrizo Oil & Gas Inc., Senior Notes	6.250%	4/15/23	740,000	752,950
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	120,000	99,000
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,200,000	606,000
Comstock Resources Inc., Senior Secured Notes	10.000%	3/15/20	180,000	177,300	(b)
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	900,000	933,750

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	3,290,000	$3,173,863
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	800,000	760,000	(b)
Gulfport Energy Corp., Senior Notes	7.750%	11/1/20	80,000	84,800
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,930,000	1,516,980
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	210,000	228,900	(b)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	5/15/19	350,000	307,125
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,070,000	979,050
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.875%	12/1/24	1,420,000	1,475,948
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,710,000	1,697,175	(b)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,500,000	375,000	(e)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	360,000	387,360
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	1,560,000	1,595,100	(b)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	620,000	609,150
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	810,000	635,850
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	1,150,000	1,179,325
Oleoducto Central SA, Senior Notes	4.000%	5/7/21	2,220,000	2,223,330	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	560,000	588,000	(b)
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	4,180,000	4,163,698
Petroleos Mexicanos, Senior Notes	4.250%	1/15/25	4,200,000	4,235,700	(b)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	990,000	1,034,550	(b)
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,290,000	1,299,701
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	440,000	58,300	(e)
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	1,500,000	1,567,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	470,000	527,575
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	220,000	237,050
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,850,000	2,042,566	(a)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	300,000	303,000
Rice Energy Inc., Senior Notes	7.250%	5/1/23	350,000	365,750	(b)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.625%	2/1/21	310,000	318,627
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,230,000	155,288
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	720,000	754,200
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	550,000	541,750
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,200,000	192,000	(e)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	690,000	707,250
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	100,000	99,750	(b)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.250%	10/15/22	210,000	223,912	(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	470,000	479,165	(b)
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	300,000	283,500	(b)
Whiting Canadian Holding Co. ULC, Senior Notes	8.125%	12/1/19	1,750,000	1,865,850

Total Oil, Gas & Consumable Fuels				43,323,363

TOTAL ENERGY				50,206,488

FINANCIALS - 5.5%
Banks - 3.2%
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	460,000	465,610
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	330,000	327,731
Bank of China Ltd., Subordinated Notes	5.000%	11/13/24	1,520,000	1,601,622	(b)
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	1,030,000	1,066,050	(b)(g)
CIT Group Inc., Senior Notes	5.000%	8/1/23	940,000	962,912
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	340,000	344,862	(g)(h)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	830,000	826,628	(g)(h)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Banks - (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	5.750%	12/1/43	420,000		$506,409
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	440,000		522,170	(b)(g)(h)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	310,000		347,288	(b)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	400,000		414,100	(g)(h)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	330,000		344,837
ICICI Bank Ltd., Senior Notes	5.750%	11/16/20	950,000		1,077,933	(a)
Industrial & Commercial Bank of China Ltd., Senior Notes	3.231%	11/13/19	1,560,000		1,600,975
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,500,000		1,513,722	(b)
Novo Banco SA, Senior Notes	5.875%	11/9/15	300,000	EUR	339,213	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	70,000		89,600	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000		164,566
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	120,000		124,165
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	170,000		179,533
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	640,000	AUD	586,425	(g)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	690,000		757,123	(b)
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	120,000		122,811

Total Banks					14,286,285

Consumer Finance - 0.4%
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,530,000		1,526,175	(b)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	250,000		180,000	(b)

Total Consumer Finance					1,706,175

Diversified Financial Services - 1.1%
ABP Finance PLC, Senior Secured Notes	6.250%	12/14/26	600,000	GBP	1,176,464	(a)
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	780,000		820,950	(b)
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	2,018,463	(a)
Emeralds, Notes	0.679%	8/4/20	9		0	(b)(c)(e)(f)(i)
Goodman HK Finance, Senior Notes	4.375%	6/19/24	990,000		1,031,798	(a)

Total Diversified Financial Services					5,047,675

Real Estate Investment Trusts (REITs) - 0.5%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	1,000,000		1,035,000
Geo Group Inc., Senior Notes	5.875%	10/15/24	220,000		234,850
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	4.750%	9/17/44	740,000		786,379	(b)

Total Real Estate Investment Trusts (REITs)					2,056,229

Real Estate Management & Development - 0.3%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	330,000		297,000
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	880,000		905,300	(b)

Total Real Estate Management & Development					1,202,300

TOTAL FINANCIALS					24,298,664

HEALTH CARE - 4.4%
Health Care Equipment & Supplies - 1.1%
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	280,000		289,699
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	310,000		325,500
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	500,000		515,000
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,200,000		1,221,000	(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,625,000		1,602,656

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Health Care Equipment & Supplies - (continued)
Medtronic Inc., Senior Notes	3.500%	3/15/25	970,000		$1,004,324	(b)

Total Health Care Equipment & Supplies					4,958,179

Health Care Providers & Services - 2.1%
Acadia Healthcare Co. Inc., Senior Notes	5.125%	7/1/22	310,000		310,775
BioScrip Inc., Senior Notes	8.875%	2/15/21	960,000		865,200	(b)
DaVita HealthCare Partners Inc., Senior Notes	5.000%	5/1/25	770,000		770,481
ExamWorks Group Inc., Senior Notes	5.625%	4/15/23	1,190,000		1,234,625
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	970,000		991,825	(b)
HCA Inc., Debentures	7.500%	11/15/95	70,000		68,950
HCA Inc., Senior Bonds	5.375%	2/1/25	570,000		601,350
HCA Inc., Senior Secured Notes	4.750%	5/1/23	280,000		294,700
HCA Inc., Senior Secured Notes	5.000%	3/15/24	210,000		223,692
Labco SAS, Senior Secured Notes	8.500%	1/15/18	160,000	EUR	189,447	(b)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	620,000		678,125
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	1,550,000	EUR	1,823,087	(a)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,250,000		1,103,125

Total Health Care Providers & Services					9,155,382

Pharmaceuticals - 1.2%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	290,000		295,099
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	380,000		384,865
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	120,000		120,830
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	160,000		162,392
Concordia Healthcare Corp., Senior Notes	7.000%	4/15/23	1,190,000		1,210,825	(b)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	320,000		336,800	(b)
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	940,000		951,750	(b)(d)
Merck & Co. Inc., Senior Notes	2.750%	2/10/25	220,000		218,208
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	1,520,000		1,572,250	(b)

Total Pharmaceuticals					5,253,019

TOTAL HEALTH CARE					19,366,580

INDUSTRIALS - 6.2%
Aerospace & Defense - 0.6%
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	2,280,000		2,368,350	(b)(f)
Triumph Group Inc., Senior Notes	5.250%	6/1/22	130,000		129,350

Total Aerospace & Defense					2,497,700

Air Freight & Logistics - 0.0%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	180,000		191,925	(b)

Airlines - 0.5%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	267,560		312,377
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	980,000	GBP	1,634,307	(a)
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	220,000		226,600

Total Airlines					2,173,284

Commercial Services & Supplies - 0.3%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	380,000		382,850	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.875%	4/15/23	290,000		296,888	(b)
West Corp., Senior Notes	5.375%	7/15/22	530,000		512,112	(b)

Total Commercial Services & Supplies					1,191,850

Construction & Engineering - 1.0%
AECOM, Senior Notes	5.875%	10/15/24	310,000		321,901	(b)
Astaldi SpA, Senior Bonds	7.125%	12/1/20	530,000	EUR	643,612	(b)
Astaldi SpA, Senior Notes	7.125%	12/1/20	110,000	EUR	133,425	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	530,000		445,200	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Construction & Engineering - (continued)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	880,000		$924,000	(b)
HC2 Holdings Inc., Senior Secured Notes	11.000%	12/1/19	330,000		339,900	(b)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,000,000		920,000	(b)(d)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	880,000		862,400	(b)

Total Construction & Engineering					4,590,438

Electrical Equipment - 0.5%
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	430,000		442,900	(b)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	117,618	(b)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	1,230,000	EUR	1,497,809	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	182,660	(b)

Total Electrical Equipment					2,240,987

Machinery - 1.4%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	310,000		330,150	(b)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,580,000		1,670,850	(b)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,782,000	EUR	2,153,588	(b)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	896,400	EUR	1,104,659	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	378,000	EUR	465,820	(b)
SIG Combibloc Holdings SCA, Senior Bonds	7.750%	2/15/23	490,000	EUR	590,773	(b)

Total Machinery					6,315,840

Marine - 0.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	380,000		390,450	(b)

Road & Rail - 0.5%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	250,000		249,375	(b)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	1,550,000	EUR	1,827,438	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	220,000		190,300	(b)

Total Road & Rail					2,267,113

Trading Companies & Distributors - 0.5%
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	610,000		644,313	(b)
Light Tower Rentals Inc., Senior Secured Notes	8.125%	8/1/19	1,260,000		1,055,250	(b)
Rexel SA, Senior Notes	5.250%	6/15/20	450,000		471,375	(b)

Total Trading Companies & Distributors					2,170,938

Transportation - 0.8%
Great Rolling Stock Co. PLC, Senior Secured Notes	6.250%	7/27/20	1,000,000	GBP	1,800,541	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,500,000		1,511,250	(b)(d)

Total Transportation					3,311,791

TOTAL INDUSTRIALS					27,342,316

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
INFORMATION TECHNOLOGY - 1.1%
Electronic Equipment, Instruments & Components - 0.4%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,000,000		$1,017,500
Sanmina Corp., Senior Secured Notes	4.375%	6/1/19	720,000		725,400	(b)

Total Electronic Equipment, Instruments & Components					1,742,900

Internet Software & Services - 0.1%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	440,000		452,650	(b)(d)

IT Services - 0.3%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	950,000		717,250	(b)
First Data Corp., Senior Notes	12.625%	1/15/21	410,000		485,030

Total IT Services					1,202,280

Semiconductors & Semiconductor Equipment - 0.2%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	850,000		855,100	(b)

Software - 0.1%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	300,000		321,375	(b)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	250,000		276,095	(b)

Total Software					597,470

TOTAL INFORMATION TECHNOLOGY					4,850,400

MATERIALS - 5.3%
Chemicals - 1.6%
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	440,000		413,600	(b)(d)
Jac Holding Corp., Senior Secured Notes	11.500%	10/1/19	1,510,000		1,574,175	(b)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,480,000	EUR	1,705,441	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	750,000	EUR	913,719	(a)
OCP SA, Senior Notes	5.625%	4/25/24	1,940,000		2,078,613	(b)
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	250,000		258,750	(b)

Total Chemicals					6,944,298

Construction Materials - 0.4%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	930,000		1,063,455	(b)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	260,000		250,250	(b)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	160,000		151,600	(b)

Total Construction Materials					1,465,305

Containers & Packaging - 1.1%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	229,645		246,294	(b)(d)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	400,000		432,000	(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	200,000		215,000	(b)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	460,000		469,200	(b)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	700,000		724,500
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	520,000		527,150	(b)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	1,720,000		1,801,700
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	490,000		517,256

Total Containers & Packaging					4,933,100

Metals & Mining - 1.9%
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	960,000		922,800	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	1,080,000		1,117,935	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	590,000		449,138	(b)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	1,120,000		1,157,100	(b)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	990,000		990,323	(b)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	321,600		329,640	(b)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	400,000		30,000	(b)(e)(f)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	1,646		0	(c)(f)(i)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - (continued)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	830,000		$846,143
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	430,000		393,450	(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,220,000		1,177,300
Volcan Cia Minera SAA, Senior Notes	5.375%	2/2/22	1,030,000		1,013,520	(b)

Total Metals & Mining					8,427,349

Paper & Forest Products - 0.3%
Appvion Inc., Secured Notes	9.000%	6/1/20	830,000		547,800	(b)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	740,000		716,875

Total Paper & Forest Products					1,264,675

TOTAL MATERIALS					23,034,727

TELECOMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 2.5%
AT&T Inc., Senior Notes	3.400%	5/15/25	2,530,000		2,508,553
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	950,000		1,053,142	(b)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	325,000		338,813
CenturyLink Inc., Senior Notes	6.750%	12/1/23	330,000		358,218
CenturyLink Inc., Senior Notes	5.625%	4/1/25	350,000		351,313	(b)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000		68,075
Hughes Satellite Systems Corp., Senior Notes	7.625%	6/15/21	950,000		1,062,812
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,140,000		1,178,332
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	570,000		604,913
Turk Telekomunikasyon AS, Senior Bonds	3.750%	6/19/19	990,000		989,381	(b)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	1,080,000		1,102,950	(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	720,000		685,800
Ziggo Bond Finance BV, Senior Notes	5.875%	1/15/25	420,000		437,325	(b)

Total Diversified Telecommunication Services					10,739,627

Wireless Telecommunication Services - 1.6%
Altice Financing SA, Senior Secured Notes	5.250%	2/15/23	150,000	EUR	177,354	(b)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	690,000		714,150	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,435,000		2,501,962
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	860,000		875,050
Sprint Corp., Senior Notes	7.625%	2/15/25	1,750,000		1,725,325
T-Mobile USA Inc., Senior Notes	6.464%	4/28/19	500,000		517,500
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	300,000		306,465
T-Mobile USA Inc., Senior Notes	6.500%	1/15/24	160,000		167,400

Total Wireless Telecommunication Services					6,985,206

TOTAL TELECOMMUNICATION SERVICES					17,724,833

UTILITIES - 3.4%
Electric Utilities - 1.7%
PT Perusahaan Listrik Negara, Senior Notes	5.500%	11/22/21	2,840,000		3,095,600	(a)
State Grid Overseas Investment 2014 Ltd., Senior Notes	4.125%	5/7/24	3,910,000		4,228,935	(a)

Total Electric Utilities					7,324,535

Gas Utilities - 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.500%	6/1/24	1,000,000		1,032,500

Independent Power and Renewable Electricity Producers - 1.1%
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	1,272,000		1,367,400	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,708,538		3,004,785
TerraForm Power Operating LLC, Senior Notes	5.875%	2/1/23	530,000		553,850	(b)

Total Independent Power and Renewable Electricity Producers					4,926,035

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Water Utilities - 0.4%
Anglian Water Osprey Financing PLC, Senior Secured Notes	7.000%	1/31/18	1,010,000	GBP	$1,694,160	(a)

TOTAL UTILITIES					14,977,230

TOTAL CORPORATE BONDS & NOTES (Cost - $214,312,700)					206,798,413

ASSET-BACKED SECURITIES - 5.4%
ACE Securities Corp., 2006-SL2 A	0.521%	1/25/36	668,624		102,308	(g)
Amortizing Residential Collateral Trust, 2002-BC6 M2	1.981%	8/25/32	537,274		377,182	(g)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.032%	4/15/33	234,611		225,437	(g)
Consumer Credit Origination Loan Trust, 2015-1 A	2.820%	3/15/21	404,558		407,146	(b)
Countrywide Asset-Backed Certificates, 2004-5 M4	2.056%	6/25/34	668,336		609,492	(g)
Fieldstone Mortgage Investment Corp., 2004-4 M3	2.124%	10/25/35	1,140,000		966,777	(g)
Greenpoint Manufactured Housing, 1999-2 A2	2.901%	3/18/29	475,000		436,559	(g)
Greenpoint Manufactured Housing, 1999-3 2A2	3.503%	6/19/29	250,000		217,500	(g)
Greenpoint Manufactured Housing, 1999-4 A2	3.673%	2/20/30	250,000		217,500	(g)
Greenpoint Manufactured Housing, 2001-2 IA2	3.675%	2/20/32	300,000		277,186	(g)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.675%	3/13/32	500,000		455,922	(g)
GSAMP Trust, 2006-S2 A2	0.381%	1/25/36	272,994		71,113	(g)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.481%	3/25/35	241,497		237,867	(b)(g)
Henderson Receivables LLC, 2014-3A A	3.500%	6/15/77	843,780		854,154	(b)
Hertz Vehicle Financing LLC, 2015-1A A	2.730%	3/25/21	450,000		449,970	(c)
Hertz Vehicle Financing LLC, 2015-1A B	3.520%	3/25/21	1,250,000		1,249,937	(c)
Hertz Vehicle Financing LLC, 2015-1A C	4.350%	3/25/21	750,000		749,756	(c)
Long Beach Mortgage Loan Trust, 2003-1 M2	3.256%	3/25/33	2,121,253		2,030,638	(g)
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH, 1A JNR	7.250%	7/1/24	1,584,000	EUR	1,823,059	(b)(c)
Magnus Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	2,000,000	EUR	2,301,842	(b)(c)
Mid-State Trust, 6 A1	7.340%	7/1/35	225,383		244,681
National Collegiate Student Loan Trust, 2006-3 A4	0.451%	3/26/29	1,200,000		1,095,795	(g)
National Collegiate Student Loan Trust, 2007-4 A3L	1.031%	3/25/38	2,830,000		2,111,384	(g)
Origen Manufactured Housing, 2006-A A2	2.475%	10/15/37	1,606,516		1,458,755	(g)
Origen Manufactured Housing, 2007-A A2	2.492%	4/15/37	1,367,585		1,230,553	(g)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.961%	1/25/31	40,502		28,061	(g)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.299%	8/25/33	169,241		150,902	(g)
SACO I Trust, 2006-4 A1	0.521%	3/25/36	145,812		205,499	(g)
SACO I Trust, 2006-6 A	0.441%	6/25/36	718,936		1,200,988	(g)
Soundview Home Equity Loan Trust, 2006-OPT4 2A3	0.331%	6/25/36	1,250,151		1,165,788	(g)
SpringCastle America Funding LLC, 2014-AA A	2.700%	5/25/23	399,496		402,014	(b)
Structured Asset Securities Corp., 2006-ARS1 A1	0.391%	2/25/36	3,310,538		284,733	(b)(g)

TOTAL ASSET-BACKED SECURITIES (Cost - $26,745,400)					23,640,498

COLLATERALIZED MORTGAGE OBLIGATIONS - 14.9%
Banc of America Mortgage Securities Inc., 2005-3 A4	2.610%	4/25/35	101,449		94,305	(g)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	8.661%	12/15/19	1,900,000		1,900,000	(b)(g)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.357%	6/11/50	410,000		417,204	(g)
BLCP Hotel Trust, 2014-CLMZ M	5.910%	8/15/29	4,500,000		4,490,600	(b)(g)
Carefree Portfolio Trust, 2014-CMZA MZA	6.159%	11/15/19	1,000,000		1,003,667	(b)(g)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Carefree Portfolio Trust, 2014-CMZB MZB	7.904%	11/15/29	3,100,000	$3,112,676	(b)(g)
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.349%	12/10/49	1,206,000	1,210,158	(g)
Citimortgage Alternative Loan Trust, 2007-A7 2A2	34.594%	7/25/37	955,096	1,655,320	(g)
Commercial Mortgage Pass-Through Certificates, 2006-C8 AJ	5.377%	12/10/46	1,020,000	1,043,570
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.254%	10/10/46	30,000	33,000	(g)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.481%	1/25/36	369,073	313,009	(g)
Countrywide Alternative Loan Trust, 2006-18CB A6, PAC	27.875%	7/25/36	787,927	1,335,659	(g)
Countrywide Alternative Loan Trust, 2007-18CB 1A6	37.913%	8/25/37	938,147	1,719,164	(g)
Countrywide Home Loans, 2005-R3 AF	0.581%	9/25/35	44,736	40,511	(b)(g)
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	6.000%	6/15/38	1,020,000	992,530	(g)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	409,000	400,548
Credit Suisse Mortgage Trust, 2006-1 1A2	29.528%	2/25/36	1,061,933	1,556,135	(g)
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.367%	6/27/46	1,041,442	989,370	(b)(c)(g)
Credit Suisse Mortgage Trust, 2014-11R 15A1	2.403%	1/27/36	573,023	580,812	(b)(c)(g)
Credit Suisse Mortgage Trust, 2014-TIKI F	4.004%	9/15/38	1,600,000	1,602,830	(b)(g)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	500,000	480,111	(b)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.157%	3/15/17	2,200,000	2,183,500	(b)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	1,770,000	1,143,234	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.391%	3/19/45	257,865	230,667	(g)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.048%	3/19/46	409,111	317,390	(g)
FREMF Mortgage Trust, 2014-KF04 B	3.426%	6/25/21	1,807,298	1,810,609	(b)(g)
FREMF Mortgage Trust, 2014-KF05 B	4.181%	9/25/22	2,136,975	2,142,023	(b)(g)
GE Business Loan Trust, 2006-2A D	0.932%	11/15/34	431,334	354,540	(b)(g)
GE Business Loan Trust, 2007-1A A	0.352%	4/16/35	1,745,117	1,654,529	(b)(g)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	1,170,000	1,171,667	(g)
Government National Mortgage Association (GNMA), 2011-127 IO	1.245%	3/16/47	8,084,113	368,777	(g)
Government National Mortgage Association (GNMA), 2012-55 IO	1.192%	4/16/52	6,647,751	331,547	(g)
Government National Mortgage Association (GNMA), 2015-41 IO	1.083%	9/16/56	7,304,040	654,223	(g)
GS Mortgage Securities Trust, 2006-GG6 C	5.739%	4/10/38	400,000	402,986	(g)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.759%	10/25/35	187,161	164,367	(g)
Impac CMB Trust, 2005-5 A1	0.821%	8/25/35	278,228	250,029	(g)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.548%	3/25/35	253,084	249,542	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,060,000	919,020
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	450,000	385,875	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,850,000	1,856,296	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.407%	10/15/19	2,100,000	2,106,184	(b)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-INN E	3.782%	6/15/29	1,080,000	1,080,117	(b)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-PHH E	3.482%	8/15/27	160,000	161,019	(b)(g)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.455%	9/15/45	430,000	411,464	(g)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	41,527	43,716	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Merrill Lynch Mortgage Investors Inc., 2005-A1 2A1	2.531%	12/25/34	20,296	$20,112	(g)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	409,000	399,747	(g)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	1,432,000	1,425,824	(g)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,330,000	1,213,564
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	797,000	812,473
Morgan Stanley Capital I Trust, 2007-IQ15 AJ	6.104%	6/11/49	320,000	320,567	(g)
Mortgage IT Trust, 2005-2 1A1	0.441%	5/25/35	133,804	128,454	(g)
PFP III, 2014-1 D	4.283%	6/14/31	500,000	501,392	(b)(g)
Residential Accredit Loans Inc., 2006-QO2 A1	0.401%	2/25/46	1,650,466	795,562	(g)
Structured Agency Credit Risk Debt Notes, 2014-DN3 M3	4.181%	8/25/24	2,000,000	2,016,427	(g)
Structured Agency Credit Risk Debt Notes, 2014-HQ1 M3	4.281%	8/25/24	4,000,000	4,054,242	(g)
Structured Agency Credit Risk Debt Notes, 2014-HQ3 M3	4.931%	10/25/24	2,070,000	2,201,213	(g)
Structured Agency Credit Risk Debt Notes, 2015-HQ1 B	10.923%	3/25/25	1,150,000	1,290,258	(g)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.523%	8/25/35	172,559	166,322	(g)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.391%	5/25/46	370,552	271,767	(g)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	470,000	319,508	(b)(g)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	830,000	305,901	(b)(g)
Wachovia Bank Commercial Mortgage Trust, 2006-C23 G	5.731%	1/15/45	2,450,000	2,303,980	(b)(g)
Wachovia Bank Commercial Mortgage Trust, 2006-C27 AJ	5.825%	7/15/45	390,000	397,427	(g)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AJ	5.413%	12/15/43	781,000	800,793	(g)
Wachovia Bank Commercial Mortgage Trust, 2007-C31 AJ	5.660%	4/15/47	220,000	229,100	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.451%	12/25/45	166,852	161,289	(g)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	2.604%	4/25/36	54,415	53,431	(g)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $64,662,246)				65,553,853

CONVERTIBLE BONDS & NOTES - 0.4%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Chesapeake Energy Corp., Senior Notes	2.750%	11/15/35	1,000,000	1,006,250
Peabody Energy Corp., Junior Subordinated Notes	4.750%	12/15/41	1,000,000	309,375

TOTAL ENERGY				1,315,625

MATERIALS - 0.1%
Metals & Mining - 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	389,670	286,407	(b)(d)(f)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $2,324,709)				1,602,032

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
MORTGAGE-BACKED SECURITIES - 0.0%
FHLMC - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	2,997		$3,099
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/31	346		397

Total FHLMC					3,496

FNMA - 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	19,006		22,540

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $22,595)					26,036

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.2%
Brazil - 1.2%
Federative Republic of Brazil, Notes	6.000%	8/15/22	7,860,972	BRL	2,589,690
Federative Republic of Brazil, Notes	6.000%	8/15/50	8,385,037	BRL	2,778,778

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $6,151,210)					5,368,468

SENIOR LOANS - 1.0%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.2%
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	625,000		628,038	(j)(k)

Textiles, Apparel & Luxury Goods - 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	640,000		594,933	(j)(k)

TOTAL CONSUMER DISCRETIONARY					1,222,971

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	1/2/17	890,000		889,444	(f)(j)(k)

UTILITIES - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	2,152,830		2,168,079	(j)(k)

TOTAL SENIOR LOANS (Cost - $4,251,753)					4,280,494

SOVEREIGN BONDS - 22.2%
Australia - 1.7%
Government of Australia, Senior Bonds	5.750%	7/15/22	7,500,000	AUD	7,241,501

Canada - 2.3%
Government of Canada, Bonds	2.750%	6/1/22	11,000,000	CAD	10,018,798

China - 0.9%
Republic of China, Senior Bonds	1.800%	12/1/15	26,000,000	CNY	4,152,384

Hungary - 0.7%
Republic of Hungary, Senior Notes	5.375%	3/25/24	2,800,000		3,153,080

Indonesia - 0.9%
Republic of Indonesia, Senior Bonds	7.875%	4/15/19	24,991,000,000	IDR	1,950,118
Republic of Indonesia, Senior Notes	5.875%	1/15/24	1,000,000		1,151,250	(a)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	769,000		885,311	(b)

Total Indonesia					3,986,679

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Israel - 1.2%
Government of Israel, Bonds	5.500%	1/31/22	16,000,000	ILS	$5,329,140

Kenya - 0.2%
Republic of Kenya, Senior Notes	5.875%	6/24/19	990,000		1,026,462	(b)

Mexico - 5.6%
United Mexican States, Bonds	8.000%	6/11/20	74,495,000	MXN	5,452,090
United Mexican States, Bonds	6.500%	6/9/22	275,171,500	MXN	18,786,149
United Mexican States, Bonds	10.000%	12/5/24	2,430,000	MXN	205,529

Total Mexico					24,443,768

New Zealand - 1.9%
Government of New Zealand, Senior Bonds	6.000%	12/15/17	9,930,000	NZD	8,119,155	(a)

Nigeria - 0.2%
Republic of Nigeria, Senior Notes	5.125%	7/12/18	1,030,000		1,059,242	(a)

Norway - 1.6%
Government of Norway, Bonds	4.250%	5/19/17	50,000,000	NOK	7,097,560

Paraguay - 0.5%
Republic of Paraguay, Senior Notes	6.100%	8/11/44	1,940,000		2,104,900	(b)

Poland - 0.9%
Republic of Poland, Bonds	4.000%	10/25/23	12,320,000	PLN	3,795,755

Portugal - 1.0%
Republic of Portugal, Notes	5.125%	10/15/24	4,000,000		4,325,800	(b)

South Africa - 0.2%
Republic of South Africa, Senior Notes	5.875%	9/16/25	920,000		1,051,100

Sweden - 1.7%
Kingdom of Sweden, Bonds	3.750%	8/12/17	28,000,000	SEK	3,670,064
Kingdom of Sweden, Bonds	3.500%	6/1/22	26,000,000	SEK	3,836,110

Total Sweden					7,506,174

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Turkey - 0.7%
Republic of Turkey, Collective Action Securities, Notes	7.375%	2/5/25	550,000	$677,188
Republic of Turkey, Senior Bonds	5.625%	3/30/21	830,000	909,597
Republic of Turkey, Senior Notes	6.250%	9/26/22	1,270,000	1,438,275

Total Turkey				3,025,060

TOTAL SOVEREIGN BONDS (Cost - $110,576,670)				97,436,558

			SHARES
COMMON STOCKS - 0.3%
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Physiotherapy Associates Holdings Inc.			15,000	1,245,000	*(c)(f)

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.			417,997	44,518	*

TOTAL COMMON STOCKS (Cost - $1,390,572)				1,289,518

PREFERRED STOCKS - 0.8%
FINANCIALS - 0.7%
Consumer Finance - 0.7%
GMAC Capital Trust I	8.125%		115,000	3,022,200	(g)

INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
General Finance Corp.	8.125%		25,725	677,211

TOTAL PREFERRED STOCKS (Cost - $3,660,975)				3,699,411

		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.0%
EUR vs GBP, Call @ 0.77 EUR		7/6/15	3,300,000	13,175
EUR vs GBP, Call @ 0.78 EUR		10/6/15	3,300,000	21,899
Eurodollar Futures, Put @ $99.50		6/15/15	1,943	24,288
Eurodollar Futures, Put @ $99.63		6/15/15	194	7,275
Interest Rate Swaption with Deutsche Bank AG, Put @ 3.38%		8/12/15	9,710,000	12,760
Interest Rate Swaption with Morgan Stanley & Co. Inc., Put @ 3.29%		9/4/15	9,710,000	31,741
U.S. Treasury 10-Year Notes, Put @ $124.50		5/22/15	165	5,156

TOTAL PURCHASED OPTIONS (Cost - $1,477,393)				116,294

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $435,576,223)				409,811,575

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 2.1%
U.S. Government Agencies - 2.1%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $8,999,505)	0.060%	6/3/15	9,000,000	8,999,505	(l)

TOTAL INVESTMENTS - 95.4% (Cost - $444,575,728#)				418,811,080
Other Assets in Excess of Liabilities - 4.6%				20,323,406

TOTAL NET ASSETS - 100.0%				$439,134,486

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	The coupon payment on these securities is currently in default as of April 30, 2015.

(f)	Illiquid security.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Value is less than $1.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CMB	— Cash Management Bill
CNY	— Chinese Yuan Renminbi
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
IO	— Interest Only
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PAC	— Planned Amortization Class
PLN	— Polish Zloty
SEK	— Swedish Krona

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE		CONTRACTS/ NOTIONAL AMOUNT†	VALUE
EUR vs GBP, Put	5/6/15	0.73	EUR	3,300,000	$33,301
EUR vs GBP, Put	7/6/15	0.73	EUR	1,650,000	37,657
Eurodollar Futures, Put	6/15/15	$99.25		2,137	13,356
USD vs CAD, Call	5/1/15	1.26		13,200,000	0	*
Credit default swaption with JPMorgan Securities Inc. to sell protection on Markit CDX.NA.IG.23 Index, Put	5/20/15	77.50		221,670,000	33,993

TOTAL WRITTEN OPTIONS (Premiums received - $545,625)					$118,307

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Value is less than $1.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$17,044,410	$1,900,000		$18,944,410
Financials	—	24,298,664	0	*	24,298,664
Industrials	—	26,803,339	538,977		27,342,316
Materials	—	23,034,727	0	*	23,034,727
Other corporate bonds & notes	—	113,178,296	—		113,178,296
Asset-backed securities	—	16,630,934	7,009,564		23,640,498
Collateralized mortgage obligations	—	63,983,671	1,570,182		65,553,853
Convertible bonds & notes	—	1,602,032	—		1,602,032
Mortgage-backed securities	—	26,036	—		26,036
Non-U.S. Treasury inflation protected securities	—	5,368,468	—		5,368,468
Senior loans	—	4,280,494	—		4,280,494
Sovereign bonds	—	97,436,558	—		97,436,558
Common stocks:
Health care	—	—	1,245,000		1,245,000
Materials	—	44,518	—		44,518
Preferred stocks	$3,699,411	—	—		3,699,411
Purchased options	36,719	79,575	—		116,294

Total long-term investments	$3,736,130	$393,811,722	$12,263,723		$409,811,575

Short-term investments†	—	8,999,505	—		8,999,505

Total investments	$3,736,130	$402,811,227	$12,263,723		$418,811,080

Other financial instruments:
Futures contracts	$364,384	—	—		$364,384
Forward foreign currency contracts	—	$970,999	—		970,999
Centrally cleared interest rate swaps	—	133,884	—		133,884
OTC currency swaps‡	—	586,321	—		586,321

Total other financial instruments	$364,384	$1,691,204	—		$2,055,588

Total	$4,100,514	$404,502,431	$12,263,723		$420,866,668

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$13,356	$104,951	—		$118,307
Futures contracts	5,655,460	—	—		5,655,460
Forward foreign currency contracts	—	3,967,303	—		3,967,303
OTC total return swaps‡	—	152,372	—		152,372

Total	$5,668,816	$4,224,626	—		$9,893,442

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

At April 30, 2015, securities valued at $44,518 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

									CONVERTIBLE BONDS & NOTES
	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	FINANCIALS		INDUSTRIALS	MATERIALS		ASSET-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MATERIALS	TOTAL
Balance as of July 31, 2014	$1,900,000	$0	*	—	—		—	—	$372,000	$2,272,000
Accrued premiums/discounts	—	—		—	—		$3	$687	—	690
Realized gain (loss)	—	—		—	—		—	4,213	—	4,213
Change in unrealized appreciation (depreciation)[1]	—	—		—	—		(227,261)	5,680	(103,263)	(324,844)
Purchases	—	—		—	$0	*	4,978,763	2,259,075	17,670	7,255,508
Sales	—	—		—	—		—	(699,473)	—	(699,473)
Transfers into Level 3[2]	—	—		$538,977	—		2,258,059	—	—	2,797,036
Transfers out of Level 3[3]	—	—		—	—		—		(286,407)	(286,407)

Balance as of April 30, 2015	$1,900,000	$0	*	$538,977	$0	*	$7,009,564	$1,570,182	—	$11,018,723

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2015[1]	—	—		—	—		$(227,261)	$5,680	—	$(221,581)

COMMON STOCKS
INVESTMENTS IN SECURITIES	HEALTH CARE
Balance as of July 31, 2014	$720,000
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	525,000
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of April 30, 2015	$1,245,000

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2015[1]	$525,000

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Investments

At April 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,978,845
Gross unrealized depreciation	(35,743,493)

Net unrealized depreciation	$(25,764,648)

Notes to Schedule of Investments (unaudited) (continued)

At April 30, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	121	12/16	$29,556,243	$29,834,062	$277,819
Russell 2000 Mini Index	37	6/15	4,478,045	4,500,680	22,635
U.S. Treasury 10-Year Notes	829	6/15	106,826,772	106,422,875	(403,897)
U.S. Treasury Ultra Long-Term Bonds	229	6/15	37,967,010	37,670,500	(296,510)

					(399,953)

Contracts to Sell:
90-Day Eurodollar	196	3/16	48,350,113	48,610,450	(260,337)
90-Day Eurodollar	2,380	3/17	581,277,515	585,866,750	(4,589,235)
E-mini S&P 500 Index	44	6/15	4,470,147	4,573,580	(103,433)
Euro-Bobl	86	6/15	12,480,744	12,437,584	43,160
Euro-Bund	29	6/15	5,121,254	5,102,567	18,687
U.S. Treasury 5-Year Notes	8	6/15	963,146	961,063	2,083
U.S. Treasury Long-Term Bonds	5	6/15	795,921	797,969	(2,048)

					(4,891,123)

Net unrealized depreciation on open futures contracts					$(5,291,076)

At April 30, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,300,000	USD	1,461,040	Citibank N.A.	5/13/15	$(1,186)
HKD	2,444,697	USD	315,305	Citibank N.A.	5/13/15	117
USD	8,742,329	EUR	7,650,489	Citibank N.A.	5/13/15	151,101
USD	559,246	EUR	487,756	Citibank N.A.	5/13/15	11,514
USD	14,082,726	GBP	9,237,725	Citibank N.A.	5/13/15	(96,249)
EUR	2,203,415	USD	2,387,058	UBS AG	5/13/15	87,298
USD	2,977,392	EUR	2,605,002	UBS AG	5/13/15	52,068
BRL	970,000	USD	307,683	Bank of America N.A.	7/16/15	6,533
CAD	200,000	USD	160,131	Bank of America N.A.	7/16/15	5,466
KRW	4,932,610,000	USD	4,601,315	Bank of America N.A.	7/16/15	(9,169)
MYR	16,150,000	USD	4,514,957	Bank of America N.A.	7/16/15	(8,588)
USD	301,177	BRL	970,000	Bank of America N.A.	7/16/15	(13,039)
USD	4,498,915	KRW	4,932,610,000	Bank of America N.A.	7/16/15	(93,232)
USD	4,812,824	MXN	73,860,000	Bank of America N.A.	7/16/15	23,070
USD	4,414,981	MYR	16,150,000	Bank of America N.A.	7/16/15	(91,388)
EUR	3,940,000	USD	4,417,083	Barclays Bank PLC	7/16/15	11,161
PHP	376,320,000	USD	8,410,325	Barclays Bank PLC	7/16/15	4,377
USD	8,145,774	AUD	10,740,000	Barclays Bank PLC	7/16/15	(319,410)
USD	3,662,410	BRL	11,760,000	Barclays Bank PLC	7/16/15	(147,052)
USD	3,196,285	EUR	2,991,040	Barclays Bank PLC	7/16/15	(165,404)
USD	4,377,614	GBP	2,850,000	Barclays Bank PLC	7/16/15	5,041
USD	15,331,208	MXN	235,001,361	Barclays Bank PLC	7/16/15	91,584
USD	7,118,663	NOK	56,640,000	Barclays Bank PLC	7/16/15	(388,441)
USD	6,943,681	SEK	60,610,000	Barclays Bank PLC	7/16/15	(339,794)
BRL	10,160,000	USD	3,152,538	Citibank N.A.	7/16/15	138,630
BRL	16,000,000	USD	5,056,091	Citibank N.A.	7/16/15	126,851
CAD	5,305,854	USD	4,374,761	Citibank N.A.	7/16/15	18,400
ILS	12,230,000	USD	3,165,605	Citibank N.A.	7/16/15	2,580
INR	525,320,000	USD	8,299,878	Citibank N.A.	7/16/15	(150,117)
PHP	290,550,000	USD	6,495,350	Citibank N.A.	7/16/15	1,493
SGD	11,970,000	USD	9,068,010	Citibank N.A.	7/16/15	(33,070)
THB	287,080,000	USD	8,761,254	Citibank N.A.	7/16/15	(70,971)
USD	5,723,525	BRL	17,640,000	Citibank N.A.	7/16/15	9,331

Notes to Schedule of Investments (unaudited) (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,353,618	CAD	9,275,854	Citibank N.A.	7/16/15	$(326,637)
USD	15,642,235	EUR	14,760,000	Citibank N.A.	7/16/15	(946,822)
USD	5,595,725	MXN	86,178,639	Citibank N.A.	7/16/15	7,118
USD	8,177,383	NZD	11,080,000	Citibank N.A.	7/16/15	(220,274)
USD	8,702,100	SGD	11,970,000	Citibank N.A.	7/16/15	(332,839)
USD	8,763,795	THB	287,080,000	Citibank N.A.	7/16/15	73,511
CAD	2,600,000	USD	2,143,755	Goldman Sachs	7/16/15	9,002
USD	2,081,482	CAD	2,600,000	Goldman Sachs	7/16/15	(71,275)
EUR	1,340,000	USD	1,434,926	JPMorgan Chase & Co.	7/16/15	71,127
USD	5,558,889	BRL	17,600,000	Morgan Stanley & Co. Inc.	7/16/15	(142,346)
IDR	80,328,510,000	USD	6,028,406	Barclays Bank PLC	7/22/15	63,626

Total						$(2,996,304)

Abbreviations used in this table:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PHP	— Philippine Peso
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
USD	— United States Dollar

At April 30, 2015, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Morgan Stanley & Co. Inc.	$4,305,000	5/15/30	2.110% semi-annually	3-Month LIBOR	—	$133,884

OTC TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
JPMorgan Chase & Co.	$15,996,145	7/17/15	If positive, the total return of the S&P 500 TR Index***	3-month LIBOR plus 16 basis points and if negative, the absolute value of the total return of the S&P 500 TR Index***	—	$(37,853)
JPMorgan Chase & Co.	15,980,822	7/17/15	3-month LIBOR plus 36 basis points and if negative, the absolute value of the total return of the S&P 500 Buyback FCF Index***	If positive, the total return of the S&P 500 Buyback FCF Index***	—	(105,818)**
Morgan Stanley & Co. Inc.	32,000,000	1/27/20	1.91%***	CPURNSA***	—	(8,701)

Total	$63,976,967				—	$(152,372)

Notes to Schedule of Investments (unaudited) (continued)

OTC CURRENCY SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT RECEIVED	NOTIONAL AMOUNT DELIVERED*		TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc.	$2,176,000	1,600,000	EUR	7/1/24	7.250%	9.005%	$(1,520)	$587,841

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

***	One time payment at termination date.

Abbreviation used in this table:

EUR	— Euro

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	June 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	June 19, 2015

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	June 19, 2015